Exhibit 10.2

IHOP CORP.

SERIES B CONVERTIBLE PREFERRED STOCK
PURCHASE AGREEMENT

This Agreement (this “Agreement”) is made as of July 15, 2007, among IHOP Corp., a Delaware corporation (the “Company”), and the purchasers identified on Schedule A hereto, as such schedule may be updated pursuant to Section 1.1 hereof (each, a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS, the Company has entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, CHLH Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“MergerSub”), and Applebee’s International, Inc., a Delaware corporation (“Target”), pursuant to, and on the terms and subject to the conditions of which, MergerSub will merge with and into Target, with Target surviving (the “Merger”), and each outstanding share of Target (other than shares held by Target or any of Target’s subsidiaries or by MergerSub) automatically shall be canceled in exchange for, and converted into the right to receive, the cash price per share set forth in the Merger Agreement (the “Merger Consideration”); and

WHEREAS, the Company proposes to issue and sell to the Purchasers an aggregate of 35,000 shares of its preferred stock, par value $1.00 per share (the “Preferred Stock”), designated as “Series B Convertible Preferred Stock” (the “Convertible Preferred Stock” and, such shares, the “Shares”), having the rights, privileges, preferences and restrictions as set forth in the Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights, and Qualifications, Limitations and Restrictions Thereof, of Series B Convertible Preferred Stock (the “Certificate”) in the form attached to this Agreement as Exhibit A, subject to the terms and conditions set forth in this Agreement;

WHEREAS, the Convertible Preferred Stock is convertible into shares of common stock, par value $.01 per share, of the Company (the “Common Stock” and such shares, the “Underlying Shares”);

WHEREAS, the cash proceeds received by the Company from the issuance and sale of the Shares to the Purchasers pursuant to this Agreement will be used by the Company to fund a portion of the Merger Consideration and other costs and expenses of the transactions contemplated by the Merger Agreement; and

WHEREAS, the Shares are being offered and sold to the Purchasers in a private placement without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from the registration requirements under the Securities Act.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, mutual covenants and agreements set forth herein, the parties hereto agree as follows:

SECTION 1.                        PURCHASE AND SALE OF THE SHARES

1.1           Agreement to Purchase and Sell.  Upon the basis of the representations, warranties and covenants, and on the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined below), the Company agrees to sell to the Purchasers, and the Purchasers agree to purchase from the Company, the Shares for an aggregate amount in cash equal to Thirty-Five Million United States Dollars ($35,000,000.00) (the “Purchase Price”), in the respective proportions to be specified by the Purchasers to the Company at least two (2) business days prior to the Closing Date (as defined below).  The parties hereto agree to update Schedule A hereto prior to the Closing Date in order to reflect the number of Shares to be purchased by each Purchaser, the portion of the Purchase Price to be paid by each Purchaser and any change in the identity of any Purchaser.

1.2           Closing.  The closing of the purchase and sale of the Shares (the “Closing”) shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, on the date that the Merger becomes effective and the closing of the transactions contemplated by the Merger Agreement occurs (the “Merger Closing”), or at such other time and place upon which the Company and the Purchaser shall agree (the date of the Closing under this Agreement is hereinafter referred to as the “Closing Date”).

1.3           Delivery and Payment.

(a)           At the Closing, the Company shall deliver or cause to be delivered to each Purchaser (i) a stock certificate or certificates evidencing the number of Shares to be purchased by such Purchaser pursuant to this Agreement, such stock certificate(s) to be in the denomination(s) and issued in the name(s) specified to the Company by such Purchaser, (ii) the Registration Rights Agreement, dated as of the Closing Date, among the Purchasers and the Company, substantially in the form attached as Exhibit B hereto (the “Registration Rights Agreement”), executed by the Company, and (iii) all other documents, instruments and writings required to be delivered by the Company to such Purchaser pursuant to this Agreement or otherwise required in connection herewith.

(b)           At the Closing, each Purchaser shall deliver or cause to be delivered to the Company (i) the portion of the Purchase Price for the Shares being purchased by such Purchaser, by wire transfer of immediately available funds to the account designated by the Company, (ii) the Registration Rights Agreement, executed by such Purchaser, and (iii) all other documents, instruments and writings required to be delivered by such Purchaser to the Company pursuant to this Agreement or otherwise required in connection herewith.

SECTION 2.                        REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in SEC Documents (as defined below) or in the referenced schedule attached hereto, as of the date hereof, the Company hereby represents and warrants to the Purchasers as follows:

2.1           Incorporation and Organization.  The Company (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; (b) has the requisite corporate power and authority to conduct, operate and carry on its business and operations as currently conducted, and to manage, use, control, own, lease and operate its properties and assets; and (c) is duly qualified or licensed to do business as a foreign corporation and is in good standing in every jurisdiction in which such qualification or licensing is required, except where the failure to be so qualified or licensed and in good standing, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, assets or liabilities of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

2.2           Issuance and Delivery of Shares.  The Shares have been duly authorized and, when issued by the Company and paid for by the Purchasers, in compliance with the provisions of this Agreement, (a) shall be free and clear of any and all liens, security interests, options, claims,

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encumbrances or restrictions (collectively, “Liens”), except for such restrictions on transfer or ownership as set forth in this Agreement or in the Certificate or otherwise imposed by applicable federal or state securities laws, (b) shall have been duly authorized and validly issued, (c) shall be fully paid and nonassessable and (d) shall have been issued in compliance with all applicable federal and state securities laws.  The issuance and delivery of the Shares are not subject to any preemptive or similar rights.  The Underlying Shares have been duly authorized and reserved for issuance, and when issued and delivered upon conversion of the Shares in accordance with the Certificate, (a) shall be free and clear of any Liens, except for such restrictions on transfer or ownership as set forth in this Agreement or in the Certificate or otherwise imposed by applicable federal or state securities laws, (b) shall have been duly authorized and validly issued, (c) shall be fully paid and nonassessable and (d) shall have been issued in compliance with all applicable federal and state securities laws.

2.3           Capital Structure.  The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, and 10,000,000 shares of Preferred Stock.  As of  June 29, 2007, (i) 16,835,229 shares of Common Stock were issued and outstanding (not including 6,254,195 shares of Common Stock held in treasury), and no shares of Preferred Stock were issued and outstanding, and (y) 608,106 shares of Common Stock were reserved for issuance upon exercise of outstanding options to purchase shares of Common Stock.  Except as set forth in Schedule 2.3 hereto, there are no outstanding securities, options, warrants, calls, rights, contracts, commitments, agreements, arrangements or understandings to which the Company or any of its subsidiaries is a party, or by which any of them is bound, obligating the Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, shares of capital stock or other securities of the Company or any of its subsidiaries, or any securities convertible into or exercisable or exchangeable for any shares of capital stock or other securities of the Company or any of its subsidiaries, or obligating the Company or any of its subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, contract, commitment, agreement, arrangement or understanding.  Except as set forth in Schedule 2.3 hereto, there are no contracts, commitments, agreements, arrangements or understandings to which the Company or any of its subsidiaries is a party, or by which any of them is bound, granting to any person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or requiring the Company to include such securities with Shares registered pursuant to any registration statement.

2.4           Subsidiaries.  Each of the subsidiaries of the Company (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) has full corporate power and authority to conduct, operate and carry on its business and operations as currently conducted, and to manage, use, control, own, lease and operate its properties and assets; and (c) is duly qualified or licensed to do business and is in good standing in every jurisdiction in which such qualification or licensing is required, except where the failure to be so qualified or licensed and in good standing, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.  All of the outstanding shares of capital stock of, other securities of or other interests in each of the Company’s subsidiaries are owned by the Company, directly or indirectly through one or more of the Company’s subsidiaries.

2.5           Authorization; Validity of Agreement; Company Action.  The Company has the requisite corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement, to perform its obligations under this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated by this Agreement and the Registration Rights Agreement.  The execution and delivery by the Company of this Agreement and the Registration Rights Agreement and the consummation by the Company of the transactions contemplated by this Agreement and the Registration Rights Agreement have been duly authorized by, and this Agreement and the Registration Rights Agreement and each of the transactions contemplated by this Agreement and the Registration

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Rights Agreement have been validly approved by, the requisite vote of the Company’s Board of Directors.  No other corporate action or proceeding on the part of the Company is necessary for the execution and delivery by the Company of this Agreement or the Registration Rights Agreement, the performance by the Company of its obligations under this Agreement or the Registration Rights Agreement or the consummation by the Company of the transactions contemplated by the this Agreement or the Registration Rights Agreement.  This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement and the Registration Rights Agreement, respectively, by the Purchaser, each of this Agreement and the Registration Rights Agreement is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereinafter in effect affecting creditors’ rights generally and (ii) general principles of equity.

2.6           Consents and Approvals.  Assuming the accuracy of the representations of the Purchaser set forth in Section 3 hereof, except for the filing of the Certificate with the Secretary of State of the State of Delaware, no registration (including any registration under the Securities Act) or filing with, or any notification to, or any approval, permission, consent, ratification, waiver, authorization, order, finding of suitability, permit, license, franchise, exemption, certification or similar instrument or document (each, an “Authorization”) of or from, any court, arbitral tribunal, arbitrator, administrative or regulatory agency or commission or other governmental or regulatory authority, agency or governing body, domestic or foreign (each, a “Governmental Entity”), or any other person, or under any statute, law, ordinance, rule, regulation or agency requirement of any Governmental Entity (each, a “Law”), on the part of the Company or any of its subsidiaries is required in connection with the execution or delivery by the Company of this Agreement or the Registration Rights Agreement, the performance by the Company of its obligations under this Agreement or the Registration Rights Agreement or the consummation by the Company of the transactions contemplated by this Agreement or the Registration Rights Agreement.

2.7           No Conflict.  None of the execution or delivery by the Company of this Agreement or the Registration Rights Agreement, the performance by the Company of its obligations under this Agreement or the Registration Rights Agreement or the consummation by the Company of any of the transactions contemplated by this Agreement or the Registration Rights Agreement will (a) conflict with, or result in or constitute any violation or breach of or default under, or give rise (either with or without due notice or the passage of time or both or the happening or occurrence of any other event (including through the action or inaction of any person)) to any right of termination, amendment, cancellation or acceleration or any obligation to pay or repay with respect to, or result in the loss of any benefit under, any provision of (x) the articles of incorporation, bylaws or similar organizational documents of the Company or any of its subsidiaries or (y) any indenture, loan agreement, mortgage, guarantee, other indebtedness, lease or other agreement, contract, instrument, obligation, understanding or arrangement to which the Company or any of its subsidiaries is a party, or by which the Company or any of its subsidiaries may be bound, or to which any of the respective properties or assets of the Company or any of its subsidiaries may be subject, (each, a “Contract”); (b) conflict with, or result in or constitute any violation of, any award, decision, judgment, decree, injunction, writ, order, subpoena, ruling, verdict or arbitration award entered, issued, made or rendered by any federal, state, local or foreign government or any other Governmental Entity (each an “Order”), or any Law, applicable to the Company or any of its subsidiaries, or to any of their respective properties or assets; (c) result in the creation or imposition of (or the obligation to create or impose) any Lien on any of the properties or assets of the Company or any of its subsidiaries; or (d) conflict with, or result in or constitute any violation of, or result in the termination, suspension or revocation of, any Authorization applicable to the Company or any of its subsidiaries, or to any of their respective properties or assets, or result in any other impairment of the rights of the holder of any such Authorization, except in the case of clauses (a)(y), (b), (c) and (d), where

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such conflict, violation, breach, default, termination, amendment, cancellation, acceleration, obligation to repay or loss of benefit, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

2.8           SEC Documents; Financial Statements.  The Company has filed all required reports, proxy statements, forms, and other documents with the Securities and Exchange Commission (the “SEC”) since January 1, 2004 (collectively, the “SEC Documents”).  Each of the SEC Documents, as of its respective date complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and, except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document filed and publicly available prior to the date of this Agreement, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company and its consolidated subsidiaries included in the SEC Documents (a) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, in each case as of the date such SEC Document was filed, and (b) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in such financial statements or the notes thereto) and fairly presented in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows of the Company and its consolidated subsidiaries for the periods then ended (subject, in the case of unaudited statements, to normal recurring audit adjustments).

2.9           Authorizations; Compliance with Law.  Each of the Company and its subsidiaries has such Authorizations of, and has made all registrations and filings with and notices to, all Governmental Entities as are necessary to manage, use, control, own, lease and operate its properties and assets and to conduct, operate and carry on its business and operations, except where the failure to have any such Authorization or to make any such registration, filing or notice, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.  To the knowledge of the Company, each of the Company and its subsidiaries is in compliance with all Laws and Orders applicable to the Company or any of its subsidiaries, or to any of their respective properties or assets, or to any Shares, except where the failure to be in compliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

2.10         No Solicitation; No Integration.  Neither the Company nor any of its subsidiaries or affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares or the Underlying Shares, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Shares or the Underlying Shares under the Securities Act or (iii) has issued any securities which would be integrated with the sale of the Shares or the Underlying Shares to such Purchaser for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its subsidiaries or affiliates take any action or steps that would require registration of any of the Shares or the Underlying Shares under the Securities Act or cause the offering of the Shares or the Underlying Shares to be integrated with other offerings.  Assuming the accuracy of the representations and warranties of the Purchaser in Section 3 of this Agreement, the offer and sale of the

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Shares or the Underlying Shares by the Company to the Purchaser pursuant to this Agreement will be exempt from the registration requirements of the Securities Act.

2.11         Investment Company Act.  The Company is not and, after giving effect to the transactions contemplated by this Agreement, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

SECTION 3.                        REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

As of the date hereof, each Purchaser represents and warrants to the Company, as to itself, as follows:

3.1           Authority.  Such Purchaser has all requisite power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated by this Agreement and the Registration Rights Agreement.  Such Purchaser has taken all requisite action with respect to, and no other action or proceeding on the part of such Purchaser is necessary for, the execution and delivery by such Purchaser of this Agreement and the Registration Rights Agreement, the performance by such Purchaser of its obligations under this Agreement and the Registration Rights Agreement or the consummation by such Purchaser of the transactions contemplated by this Agreement and the Registration Rights Agreement.  This Agreement and the Registration Rights Agreement have been duly executed and delivered by such Purchaser and, assuming due authorization, execution and delivery of this Agreement and the Registration Rights Agreement, respectively, by the Company, each of this Agreement and the Registration Rights Agreement is a valid and binding obligation of such Purchaser and is enforceable by the Company against such Purchaser in accordance with its terms, subject, as to enforcement, to (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereinafter in effect affecting creditors’ rights generally and (ii) general principles of equity.

3.2           Consents and Approvals.  No Authorization of or from any Governmental Entity or any other person, on the part of such Purchaser, including, without limitation, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, is required in connection with the execution or delivery by such Purchaser of this Agreement or the Registration Rights Agreement, the performance by such Purchaser of its obligations under this Agreement or the Registration Rights Agreement or consummation by such Purchaser of the transactions contemplated by this Agreement or the Registration Rights Agreement.

3.3           Business and Financial Experience.  By reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with the Company and who are not compensated by the Company, such Purchaser has the capacity to evaluate the merits and risks of the purchase of the Shares and the Underlying Shares.

3.4           Investment Intent; Blue Sky.  Such Purchaser is acquiring the Shares and the Underlying Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.  Such Purchaser understands that the issuance of the Shares and the Underlying Shares has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of such Purchaser’s investment intent and the accuracy of such Purchaser’s representations as expressed herein.  Such Purchaser’s address set forth in Section 6.2 represents such Purchaser’s true and correct state of domicile, upon which the Company may rely for the purpose of complying with applicable Blue Sky laws. Such Purchaser understands that the Company is relying on the statements contained in this Agreement to establish an exemption from

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registration under federal and state securities laws.  Such Purchasers shall promptly notify the Company in writing of any changes in the information set forth in this Agreement with respect to such Purchaser.

3.5           Information and Investment Risk.

(a)           Such Purchaser acknowledges that the Shares and the Underlying Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available.  It is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in a transaction directly with a “market maker,” and the number of shares being sold during any three-month period not exceeding specified limitations. Such Purchaser recognizes that an investment in the Shares and the Underlying Shares involves a high degree of risk, including a risk of total loss of such Purchaser’s investment. Such Purchaser is able to bear the economic risk of holding the Shares and the Underlying Shares for an indefinite period.

(b)           Such Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management.  It has also had an opportunity to ask questions of officers of the Company.  It understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects o£ the Company’s business and prospects but were not a thorough or exhaustive description.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement, or the right of such Purchaser to rely thereon.

3.6           Accredited Investor.  Such Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.  Such Purchaser will have at the Closing sufficient immediately available funds in cash to pay the aggregate Purchase Price for the Shares set forth opposite such Purchaser’s name on Schedule A hereto.

3.7           No Legal, Tax or Investment Advice.  Such Purchaser understands that nothing in this Agreement or the Registration Rights Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Shares or the Underlying Shares constitutes legal, tax or investment advice.  Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed to be necessary or appropriate in connection with its purchase of the Shares and the Underlying Shares, and it relies solely on such advisors and not on any statements or representations of the Company or any of the Company’s agents or representatives with respect to such legal, tax and investment consequences. Such Purchaser understands that it, and not the Company, shall be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Agreement and the Registration Rights Agreement.

SECTION 4.                        CONDITIONS

4.1           Conditions to Each Party’s Obligations.  Each Purchaser’s obligation to purchase the Shares at the Closing, and the Company’s obligation to issue and sell the Shares at the Closing, is subject to the satisfaction, or waiver by such Purchaser and the Company, respectively, of the following conditions:

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(a)           Merger Closing.  All conditions in Article VII of the Merger Agreement shall have been satisfied or, if permissible, waived by the party entitled to make such a waiver, and the Merger Closing shall have simultaneously occurred.

(b)           No Injunctions or Illegality.  No temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any Governmental Entity and no Law shall be in effect enjoining, making illegal or otherwise prohibiting the consummation of the transactions contemplated by this Agreement; provided, however, that the party claiming such failure of condition shall have used its reasonable best efforts to prevent the entry of any such injunction or order and to appeal as promptly as possible any injunction or other order that may be entered.

(c)           NYSE Listing.  The Underlying Shares shall have been approved for supplemental listing, subject to official notice of issuance, on the New York Stock Exchange.

4.2           Conditions to Closing of the Purchasers.  Each Purchaser’s obligation to purchase the Shares at the Closing also is subject to the satisfaction, or waiver by such Purchaser, of the following conditions:

(a)           Representations and Warranties.

(i)      The representations and warranties of the Company set forth in Section 2.3 shall be true and correct as of the date of this Agreement and the Closing Date (except to the extent that such representation or warranty speaks of an earlier date, in which case as of such earlier date).

(ii)     The representations and warranties of the Company set forth in Sections 2.1, 2.2, 2.5, 2.6, 2.7, 2.10 and 2.11 and the first sentence of Section 2.8 of this Agreement shall be true and correct (disregarding all qualifications or limitations as to materiality or a Material Adverse Effect) as of the date of this Agreement and as of the Closing Date (except to the extent that such representation or warranty speaks of an earlier date, in which case as of such earlier date) as though made on and as of the Closing Date, except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably to be expected to have a Material Adverse Effect.

(iii)    The Purchasers shall have received a certificate signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company to the effect set forth in clauses (i) and (ii) of this Section 4.2(a).

(b)           Performance of Obligations of Company.  The Company shall have performed in all material respects all agreements and covenants required to be performed by it under this Agreement prior to the Closing Date.  The Purchasers shall have received a certificate signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company to such effect.

(c)           Filing of Certificate.  The Company shall have filed the Certificate with the Secretary of State of the State of Delaware.

4.3           Conditions to Closing of the Company.  The Company’s obligation to issue and sell the Shares at the Closing is subject to the satisfaction, or waiver by the Company, of the following conditions:

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(a)           Representations and Warranties.  The representations and warranties of each Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such date) as though made on and as of the Closing Date. The Company shall have received a certificate signed on behalf of each Purchaser by an authorized officer of such Purchaser to such effect.

(b)           Performance of Obligations of the Purchasers.  Each Purchaser shall have performed in all material respects all agreements and covenants required to be performed by it under this Agreement prior to the Closing Date. The Company shall have received a certificate signed on behalf of each Purchaser by an authorized officer of such Purchaser to such effect.

SECTION 5.                        RESTRICTIONS ON TRANSFER OF SHARES

5.1           Restrictions on Transferability.  The Shares and the Underlying Shares may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws, or pursuant to an exemption therefrom, and in each case in compliance with the terms of this Agreement and the restrictions set forth in the text of the restrictive legend required to be included on the Shares and the Underlying Shares pursuant to Section 5.2 hereof.  The Company shall be entitled to give stop transfer orders to its transfer agent with respect to the Shares and the Underlying Shares in order to enforce the foregoing restrictions.

5.2           Restrictive Legend.  Each certificate representing the Shares and each certificate representing the Underlying Shares will contain a legend substantially to the following effect (in addition to any legends required under applicable securities laws).

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE DIRECTLY OR INDIRECTLY OFFERED, SOLD, TRANSFERRED, ENCUMBERED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN  APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, INCLUDING RULE 144, SUBJECT TO THE COMPANY’S AND THE TRANSFER AGENT’S RIGHT PRIOR TO ANY SUCH OFFER, SALE, TRANSFER, ENCUMBRANCE, ASSIGNMENT OR OTHER DISPOSITION TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM.

To the extent that the circumstances or provisions requiring the above legend have ceased to be effective, the Company will upon request reissue certificates without the legend.

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SECTION 6.                        MISCELLANEOUS

6.1           Survival of Representations and Warranties; Termination.

(a)           All representations, warranties, covenants and agreements (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) contained in this Agreement shall survive the Closing Date for one year.

(b)           This Agreement shall immediately and automatically terminate without any action by the parties hereto in the event that the Merger Agreement is terminated in accordance with its terms at any time prior to the Closing.

6.2           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed sufficiently given and served for all purposes (a) when personally delivered or given by machine-confirmed facsimile, (b) one business day after a writing is delivered to a national overnight courier service or (c) three business days after a writing is deposited in the United States mail, first class postage or other charges prepaid and registered, return receipt requested, in each case, addressed as follows (or at such other address for a party as shall be specified by like notice):

(i)                                    in the case of the Company, to:

IHOP Corp.
450 North Brand Boulevard
Glendale, California 91203-2306
Attention:  General Counsel
Facsimile No.:  (818) 637-3131

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attn:  Rodrigo A. Guerra, Esq.
Facsimile No.:  (213) 621-5217

(ii)                               in the case of each Purchaser, addressed as set forth opposite such Purchaser’s name on Schedule A hereto,

with a copy to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center, Suite 32-106
New York, New York  10281
Attention:  Dennis J. Block, Esq.
Facsimile No:  (212) 504-5557

6.3           Amendments and Waivers.  No modifications or amendments to, or waivers of, any provision of this Agreement may be made, except pursuant to a document signed by the Company and the Purchaser.

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6.4           Interpretation.  When a reference is made in this Agreement to Sections, paragraphs, clauses or Exhibits, such reference shall be to a Section, paragraph, clause or Exhibit to this Agreement unless otherwise indicated.  The words “include,” “includes,” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against any party.  The phrases “the date of this Agreement,” “the date hereof,” and terms of similar import, unless the context otherwise requires, shall be deemed to refer to July 15, 2007.  The words “hereof,” “herein,” “herewith,”  “hereby” and “hereunder” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.  For the avoidance of doubt, references to “transactions contemplated by this Agreement” and “performance of obligations under this Agreement” (and words of similar import) shall not be deemed to refer to the Merger or to any of the transactions contemplated by the Merger Agreement or to the performance of obligations under the Merger Agreement.

6.5           Fee and Expenses.  Each party shall pay all costs and expenses incurred by it in connection with the execution and delivery of this Agreement and the transactions contemplated hereby, including fees of legal counsel.

6.6           Further Assurances.  Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

6.7           No Third-Party Beneficiaries.  No person or entity not a party to this Agreement shall be deemed to be a third-party beneficiary hereunder or entitled to any rights hereunder. All representations, warranties or agreements of any Purchaser contained in this Agreement shall inure to the benefit of the Company.

6.8           Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto. Notwithstanding the foregoing, neither any Purchaser nor the Company shall assign or delegate any of its rights or obligations under this Agreement, provided that the Purchaser may assign its rights to an affiliate if it has given prior written notice to the Company.

6.9           Entire Agreement.  This Agreement and all other documents required to be delivered pursuant hereto constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior documents, agreements and understandings, both written and verbal, among the parties with respect to the subject matter hereof and the transactions contemplated hereby.

6.10         Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, then, if possible, such illegal, invalid or unenforceable provision will be modified to such extent as is necessary to comply with such present or future laws and such modification shall not affect any other provision hereof; provided that if such provision may not be so modified such illegality, invalidity or unenforceability will not affect any other provision, but this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

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6.11        GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

6.12         Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the other parties, it being understood that all parties need not sign the same counterpart.

(signature page follows)

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

IHOP CORP.

By:	/s/ Thomas Conforti
	Name:	Thomas Conforti
	Title:	Chief Financial Officer

[Signature Page to Convertible Preferred Stock Purchase Agreement]

CHILTON INVESTMENT PARTNERS, L.P.

By:	Chilton Investment Company, LLC,
as general partner

	By:	/s/ James Steinthal
Name: James Steinthal
Title: Managing Director

CHILTON QP INVESTMENT PARTNERS, L.P.

By:	Chilton Investment Company, LLC,
as general partner

	By:	/s/ James Steinthal
Name: James Steinthal
Title: Managing Director

CHILTON INTERNATIONAL, L.P.

By:	Chilton Investment Company, LLC,
as general partner

	By:	/s/ James Steinthal
Name: James Steinthal
Title: Managing Director

CHILTON STRATEGIC VALUE PARTNERS, L.P.

By:	Chilton Investment Company, LLC,
as general partner

	By:	/s/ James Steinthal
Name: James Steinthal
Title: Managing Director

CHILTON OPPORTUNITY TRUST, L.P.

By:	Chilton Investment Company, LLC,
as general partner

	By:	/s/ James Steinthal
Name: James Steinthal
Title: Managing Director

[Signature Page to Convertible Preferred Stock Purchase Agreement]

CHILTON GLOBAL PARTNERS, L.P.

By:	Chilton Investment Company, LLC,
as general partner

	By:	/s/ James Steinthal
Name: James Steinthal
Title: Managing Director

CHILTON OPPORTUNITY INTERNATIONAL, L.P.

By:	Chilton Investment Company, LLC,
as general partner

	By:	/s/ James Steinthal
Name: James Steinthal
Title: Managing Director

BIRCHWOOD INVESTMENTS LTD. LLC

By:	Chilton Investment Company, Inc.,
as managing member

By:	/s/ Patricia Mallon
Name: Patricia Mallon
Title: President

/s/ Kristin Resnansky
KRISTIN RESNANSKY

/s/ Rachel S. Obenshain
RACHEL S. OBENSHAIN

[Signature Page to Convertible Preferred Stock Purchase Agreement]

SCHEDULE A

SCHEDULE OF PURCHASERS

Name of Purchaser	Address of Purchaser	Number of Shares to be Purchased by such Purchaser(1)
Chilton Investment Partners, L.P.
Chilton QP Investment Partners, L.P.
Chilton International, L.P.
Chilton Strategic Value Partners, L.P.
Chilton Opportunity Trust, L.P.
Chilton Global Partners, L.P.
Chilton Opportunity International, L.P.
Kristin Resnansky
Rachel S. Obenshain
Total Shares		35,000

(1)          To be completed at least two (2) business days prior to the Closing Date in accordance with Section 1.1, provided that such column shall total up to “Total Shares” of 35,000.

EXHIBIT A

CERTIFICATE OF DESIGNATIONS
OF
THE POWERS, PREFERENCES AND RELATIVE, PARTICIPATING,
OPTIONAL AND OTHER SPECIAL RIGHTS,
AND QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREOF,
OF
SERIES A PERPETUAL PREFERRED STOCK

[attached]

A-1

IHOP CORP.

CERTIFICATE OF DESIGNATIONS
OF
THE POWERS, PREFERENCES AND RELATIVE, PARTICIPATING,
OPTIONAL AND OTHER SPECIAL RIGHTS,
AND QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREOF,
OF
SERIES B CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

IHOP Corp., a Delaware corporation (the “Corporation”), does hereby certify that the Board of Directors of the Corporation (the “Board of Directors”), by unanimous written consent dated as of [            ], 2007, duly approved and adopted the following resolution:

RESOLVED, that, pursuant to the authority vested in the Board of Directors by the Corporation’s Restated Certificate of Incorporation, effective as of July 30, 1992 (as it may be amended from time to time, subject to the provisions of this Certificate, the “Certificate of Incorporation”), the Board of Directors does hereby create, authorize and provide for the issuance, out of the authorized but unissued shares of the preferred stock, par value $1.00 per share, of the Corporation (“Preferred Stock”), of a new series of Preferred Stock to be designated “Series B Convertible Preferred Stock” (the “Convertible Preferred Stock”), to consist of Thirty-Five Thousand (35,000) shares, par value $1.00 per share, of which the preferences and  rights, and the qualifications, limitations or restrictions thereof, shall be (in addition to those set forth in the Certificate of Incorporation) as follows:

Section 1.       Ranking.  Shares of Convertible Preferred Stock shall rank prior to shares of Common Stock and any other Junior Securities with respect to the payment of dividends and distributions and in the liquidation, dissolution or winding up, and upon any distribution of the assets of, the Corporation.  Unless specifically designated as junior to the Convertible Preferred Stock with respect to the payment of dividends and distributions, in the liquidation, dissolution, winding up, or upon any other distribution of the assets of, the Corporation, all other series of Preferred Stock of the Corporation, including the Series A Perpetual Preferred Stock, shall rank on a parity with the Convertible Preferred Stock with respect to such dividends and distributions, in such liquidation, dissolution or winding up, and upon any such distribution of the assets of, the Corporation, as applicable.

Section 2.       Accreted Value; Extraordinary Dividends.

2A.          Accretion Rate.  The Stated Value of each share of Convertible Preferred Stock shall increase at a rate of six percent (6%) per annum (the “Accretion Rate”), compounded quarterly, commencing on and including the date of issuance of such share to and including the first to occur of the date on which (i) the Accreted Value of such share is paid to the holder thereof in connection with the liquidation, dissolution or winding up, or the distribution of assets, of the Corporation or the redemption of such share by the Corporation or (ii) such share is converted into shares of Conversion Stock hereunder (the Stated Value, as so accreted as of any date of determination, the “Accreted Value”).  The Accreted Value shall be calculated based on a 360-day year consisting of twelve 30-day months.

2B.          Extraordinary Dividends.  In addition to (and not as an offset to or credit against) the accretion in the Stated Value pursuant to Section 2A above, (i) in the event that the Corporation declares or pays any dividend or makes any distribution upon the Common Stock (whether payable in cash, securities or other property, other than any rights, warrants or options to which Section 5E(vi) or Section 5E(viii) applies), and (ii) if such dividend or distribution (assuming the fair market value of such dividend, together with the fair market value of any other dividends or distributions paid or made by the Corporation upon the Common Stock (whether in cash, securities or other property, other than any rights, warrants or options to which Section 5E(vi) or Section 5E(viii) applies) in the preceding consecutive twelve-month period, had been paid in cash to holders of the Convertible Preferred Stock based on the number of shares of Common Stock issuable upon conversion of the Convertible Preferred Stock at the applicable Conversion Rate at the beginning of such twelve-month period) would have resulted in holders of Convertible Preferred Stock having received dividends and distributions in the preceding consecutive twelve-month period having a fair market value in excess of the sum of (x) the Increased Accreted Value (as defined below) for such twelve-month period plus (y) any Extraordinary Dividend (as defined below) paid during such twelve-month period (any such dividend in excess of such sum, the “Extraordinary Dividend”), then the Corporation shall also declare and pay to the holders of the Convertible Preferred Stock at the same time that it declares and pays such dividend to the holders of the Common Stock, an Extraordinary Dividend having a fair market value equal to such excess with respect to each share of Convertible Preferred Stock.  “Increased Accreted Value” means, for any twelve-month period, the increase in the Accreted Value of the Convertible Preferred Stock from the beginning of such twelve-month period to the payment date of a dividend for which a calculation is made under this Section 2B.  The fair market value of any non-cash dividends or distributions shall be determined by the Board of Directors, whose determination shall be conclusive.

Section 3.               Liquidation.  Upon any liquidation, dissolution or winding up, or any other distribution of the assets, of the Corporation (whether voluntary or involuntary), each holder of Convertible Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Accreted Value of all shares of Convertible Preferred Stock held by such holder, and the holders of Convertible Preferred Stock shall not be entitled to any further payment in respect thereof.  If upon any such liquidation, dissolution or winding up of the Corporation the Corporation’s assets to be distributed among the holders of the Convertible Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 3, then the entire assets available to be distributed to the Corporation’s stockholders shall be distributed pro rata among the holders of the Convertible Preferred Stock and any Parity Securities, based upon, in the case of the Convertible Preferred Stock, the aggregate Accreted Value of the Convertible Preferred Stock held by each such holder, and in the case of any Parity Securities, in accordance with the terms of such Parity Securities.  Neither the consolidation or merger of the Corporation into or with any other entity or entities (whether or not the Corporation is the surviving entity), nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation nor any other form of recapitalization or reorganization affecting the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 3 or any other section of this Certificate.

Section 4.               Redemption.

4A.          Optional Redemption.  Shares of Convertible Preferred Stock will not be redeemable by the Corporation prior to the fourth anniversary of the Issue Date.  On and after the fourth anniversary of the Issue Date, the Corporation may redeem the outstanding shares of Convertible Preferred Stock, in whole or (subject to the following sentence) in part, upon not less than fifteen (15) nor more than sixty (60) days’ notice, for cash at a redemption price equal to the Accreted Value as of,

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but not including, the applicable redemption date. In the event that at any time fewer than all of the outstanding shares of Convertible Preferred Stock are to be redeemed, either the shares to be redeemed shall be selected by lot or the redemption shall be made pro rata in proportion to the number of shares held by each holder of Convertible Preferred Stock.

4B.          Notice of Redemption.  The Corporation shall mail written notice of any redemption pursuant to this Section 4, postage prepaid, at least fifteen (15) days but not more than sixty (60) days prior to the redemption date, to each holder of record of shares of Convertible Preferred Stock to be redeemed at such holder’s address appearing on the stock register of the Corporation.  Each such notice shall state (i) the date fixed for such redemption, (ii) the place or places where certificates for the shares of Convertible Preferred Stock called for redemption are to be surrendered for payment, (iii) the redemption price, (iv) that unless the Corporation defaults in making the redemption payment, dividends on the shares of Convertible Preferred Stock called for redemption shall cease to accrue on and after the redemption date, and (v) that if fewer than all of the shares of Convertible Preferred Stock owned by such holder are then to be redeemed, the number of shares which are to be redeemed.

If the notice of redemption shall have been so mailed and if prior to the date of redemption specified in such notice all funds necessary for such redemption shall have been irrevocably deposited in trust, for the account of the holders of the shares of Convertible Preferred Stock to be redeemed, with a bank or trust company named in such notice doing business in Los Angeles, California, and having capital surplus and undivided profits of at least $100,000,000, then, without awaiting the redemption date, all shares of Convertible Preferred Stock with respect to which such notice shall have been so mailed and such deposit shall have been so made thereupon shall, notwithstanding that any certificate for shares of Convertible Preferred Stock shall not have been surrendered for cancellation, be deemed no longer to be outstanding, and all rights with respect to such shares of Convertible Preferred Stock forthwith upon such deposit in trust shall cease and terminate, except for the right of the holders thereof on or after the redemption date to receive out of such deposit the amount payable upon the redemption, without interest.  If the holders of any shares of Convertible Preferred Stock which have been called for redemption shall not within two (2) years (or any longer period required by law) after the redemption date claim any amount so deposited in trust for the redemption of such shares, then such bank or trust company shall, if permitted by applicable law, pay over to the Corporation any such unclaimed amount so deposited with it and thereupon shall be relieved of all responsibility in respect thereof; and thereafter the holders of such shares shall, subject to applicable unclaimed property laws, look only to the Corporation for payment of the redemption price for such shares, without interest.

4C.          Status of Shares.  Shares of Convertible Preferred Stock redeemed, purchased, or otherwise acquired by the Corporation shall, after such acquisition, have the status of authorized but unissued shares of Preferred Stock and may be reissued by the Corporation at any time as shares of any series of Preferred Stock, other than as shares of Convertible Preferred Stock.

4D.          Voting Rights.  The holders of the Convertible Preferred Stock shall be entitled to notice of all stockholders meetings in accordance with the Corporation’s Bylaws, and in addition to any circumstances in which the holders of the Convertible Preferred Stock shall be entitled to vote as a separate class under the General Corporation Law of the State of Delaware, the holders of the Convertible Preferred Stock shall be entitled to vote on all matters (including the election of directors) submitted to the stockholders for a vote together with the holders of the Common Stock voting together as a single class with each share of Common Stock entitled to one vote per share and each share of Convertible Preferred Stock entitled to one vote for each share of Common Stock issuable upon conversion of the Convertible Preferred Stock as of the record date for such vote or, if no record date is specified, as of the date of such vote.

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Section 5.               Conversion.

5A.          Conversion Rights. At any time and from time to time, any holder of Convertible Preferred Stock may convert all or any portion of the Convertible Preferred Stock held by such holder into a number of shares of Conversion Stock computed by multiplying (i) each $1,000 of aggregate Accreted Value of the shares of Convertible Preferred Stock to be converted by (ii) the Conversion Rate then in effect.

5B.          Automatic Conversion. All outstanding shares of Convertible Preferred Stock shall automatically convert into shares of Common Stock on the fifth anniversary of the Issue Date at the Conversion Rate then in effect, without any action on the part of the holder thereof.

5C.          Conversion Procedure.

(i)            To convert shares of Convertible Preferred Stock into shares of Common Stock, the holder thereof shall (x) transmit by facsimile (or otherwise deliver) a copy of an executed notice of conversion in the form attached hereto as Exhibit 1 to the Corporation, and (y) deliver to the Corporation the original certificates representing the shares of Convertible Preferred Stock being converted.

(ii)           Except as otherwise provided herein, each conversion of Convertible Preferred Stock shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Convertible Preferred Stock to be converted have been surrendered for conversion at the principal office of the Corporation.  At the time any such conversion has been effected, the rights of the holder of the shares of Convertible Preferred Stock converted as a holder of Convertible Preferred Stock shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

(iii)          The conversion rights of any share of Convertible Preferred Stock subject to redemption hereunder shall terminate on the redemption date for such share of Convertible Preferred Stock unless the Corporation has failed to pay to the holder thereof the Accreted Value of such share.

(iv)          As soon as possible after a conversion has been effected (but in any event within three (3) Business Days in the case of subparagraph (a)(x) below), the Corporation shall deliver to the converting holder:

(a)           (x) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified, or (y) provided that the Corporation’s transfer agent is participating in The Depositary Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of such holder, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system;

(b)           payment of any amount payable under subparagraph (viii) below with respect to such conversion; and

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(c)           a certificate representing any shares of Convertible Preferred Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

(v)           The issuance of certificates for shares of Conversion Stock upon conversion of Convertible Preferred Stock shall be made without charge to the holders of such Convertible Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock.  Upon conversion of each share of Convertible Preferred Stock, the Corporation shall take all such actions as are necessary in order to ensure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable.

(vi)          The Corporation shall not close its books against the transfer of Convertible Preferred Stock or of Conversion Stock issued or issuable upon conversion of Convertible Preferred Stock in any manner which interferes with the timely conversion of Convertible Preferred Stock.  The Corporation shall assist and cooperate with any holder of shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of shares hereunder (including, without limitation, making any filings required to be made by the Corporation and the Corporation shall pay all filing fees and expenses payable by the Corporation or any such holder in connection therewith).

(vii)         The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Convertible Preferred Stock, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Convertible Preferred Stock.  All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges.  The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).  The Corporation shall not take any action which would cause the number of authorized but unissued shares of Conversion Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Convertible Preferred Stock.

(viii)        If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Convertible Preferred Stock, the Corporation, in lieu of delivering the fractional share therefor, shall either issue an additional share or pay an amount to the holder thereof equal to the product of (x) the then Current Market Price per share of Common Stock times (y) such fractional interest as of the date of conversion.

5D.          Conversion Rate.

(i)            The initial Conversion Rate shall be [            ](1) shares of Common Stock per $1,000 of Accreted Value (as it may be adjusted from time to time as provided in this Certificate, the

(1)           The initial Conversion Price will be set at a 22% premium to the 5-day average stock price immediately prior to the day after announcement of Chilton’s investment, provided such announcement is made before the market opens.  If such announcement is made after the market closes, then the 5-day period shall be the 5-day average stock price immediately prior to the second day after announcement of Chilton’s investment  The initial Conversion Rate will be $1,000 divided by the initial Conversion Price.

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“Conversion Rate”).  In order to prevent dilution of the conversion rights granted under this Section 5, the Conversion Rate shall be subject to adjustment from time to time pursuant to Section 5E.

5E.           Conversion Rate.

The Conversion Rate shall be subject to adjustments from time to time as follows:

(i)            Subdivisions and Combinations.  In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(ii)           Reclassification.  The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which paragraph (vii) of this Section 5E applies) shall be deemed to involve:

(a)           a distribution of such securities other than Common Stock to all holders of Common Stock, which distribution shall be taken into account pursuant to Section 2B, and

(b)           a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be “the day upon which such subdivision becomes effective” or “the day upon which such combination becomes effective,” as the case may be, and “the day upon which such subdivision or combination becomes effective” within the meaning of paragraph (i) of this Section 5E).

(iii)          De Minimis Adjustment.  No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (iii)) would require an increase or decrease of at least one percent in such rate; provided, however, that any adjustments which by reason of this paragraph (iii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 5E shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(iv)          Voluntary Increases.  To the extent permitted by applicable law, the Corporation from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least twenty (20) Business Days, the increase is irrevocable during such period, and the Board of Directors shall have made a determination that such increase would be in the best interests of the Corporation, which determination shall be conclusive.

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(v)           No Adjustments.  Notwithstanding the foregoing provisions of this Section 5E, no adjustment of the Conversion Rate shall be required to be made (a) upon the issuance of shares of Common Stock pursuant to any present or future plan for the reinvestment of dividends, (b) upon a change in the par value of the Common Stock, (c) because of a tender offer, (d) because of an exchange offer of the character described in Rule 13e-4(h)(5) under the Exchange Act or any successor rule thereto, or (e) for the payment of any dividends or distributions upon Common Stock, whether payable in cash, securities or other property, other than any rights, warrants or options to which Section 5E(vi) or Section 5E(viii) applies); provided that for the avoidance of doubt, the dividends and distributions referred to in this clause (e) (other than any rights, warrants or options to which Section 5E(vi) or Section 5E(viii) applies) shall be taken into account in any calculation made pursuant to Section 2B.

(vi)          Stockholder Rights Plan.  Rights or warrants distributed by the Corporation to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Corporation’s capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (“Trigger Event”) (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable, and (iii) are also issued in respect of future issuances of Common Stock shall not be deemed distributed for purposes of Section 2B or Section 5E(viii), as applicable, until the occurrence of the earliest Trigger Event.  If the Corporation adopts a stockholder rights plan, in lieu of any calculation pursuant to Section 2B or Section 5E(viii), as applicable, the shares of Convertible Preferred Stock will become entitled to receive upon conversion, in addition to the shares of Common Stock issuable upon conversion, any associated rights to the same extent as holders of the Common Stock.

(vii)         Provision in Case of Consolidation, Merger or Sale of Assets.  In case of any merger or consolidation of the Corporation with or into any other Person (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Corporation) or any conveyance, sale, transfer, lease (other than a mere grant of security interest) or other disposition of all or substantially all of the assets of the Corporation (other than a sale of all or substantially all of the assets of the Corporation that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Corporation), the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall make appropriate provision (including providing for adjustments that, for events subsequent thereto, shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 2B and this Section 5E) so that the holders of each share of Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, lease (other than a mere grant of security interest) or other disposition by a holder of the number of shares of Common Stock of the Corporation into which such share might have been converted immediately prior to such consolidation, merger, conveyance, sale, transfer, lease (other than a mere grant of security interest) or other disposition, assuming such holder of Common Stock of the Corporation (i) is not (A) a Person with which the Corporation consolidated or merged with or into or which merged into or with the Corporation or to which such conveyance, sale, transfer, lease (other than a mere grant of security interest) or other disposition was made, as the case may be (a “Constituent Person”), or (B)  an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, lease (other than a mere grant of security interest) or other disposition (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, lease (other than a mere grant of security interest) or other disposition is not the same for each share of Common Stock of the Corporation held immediately prior to such consolidation, merger, conveyance, sale, transfer, lease (other than a mere grant of security

7

interest) or other disposition by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (“Non-electing Share”), then for the purpose of this paragraph (vii) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, lease (other than a mere grant of security interest) or other disposition by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares).  The above provisions of this paragraph (vii) shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases (other than a mere grant of security interest).

(viii)        Common Stock Issued at Below Market Price.  In case the Corporation shall issue rights, warrants or options to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, warrants or options (other than any rights, options or warrants that by their terms will also be issued to any holder upon conversion of a share of Convertible Preferred Stock into shares of Common Stock without any action required by the Corporation or any other Person), in lieu of any calculation pursuant to Section 2B, the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing

(a)           the Conversion Rate in effect immediately prior to such date, by

(b)           a fraction of which

(x)            the numerator shall be the sum of (A) the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus (B) the number of shares of Common Stock that the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price, and

(y)           the denominator shall be the sum of (A) the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus (B) the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination.  If, after any such date fixed for determination, any such rights, options or warrants are not in fact issued, or are not exercised prior to the expiration thereof, the Conversion Rate shall be immediately readjusted, effective as of the date such rights, options or warrants expire, or the date the Board of Directors determines not to issue such rights, options or warrants, to the Conversion Rate that would have been in effect if the unexercised rights, options or warrants had never been granted or such determination date had not been fixed, as the case may be.  For the purposes of this Section 5E(viii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.  The Corporation shall not issue any rights, warrants or options in respect of shares of Common Stock held in the treasury of the Corporation.  For the avoidance of doubt, any rights, warrants or options subject to this Section 5E(viii), and any shares of Common Stock acquired upon exercise thereof, shall not be taken into account for any purpose under Section 2B, and the sole right of a holder of Convertible Preferred Stock under this Certificate with respect to such rights, warrants or options and any shares of Common Stock acquired upon exercise thereof shall be the adjustment in the Conversion Rate pursuant to this Section 5E(viii).

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5F.           Notice of Adjustments of Conversion Rate.

Whenever the Conversion Rate is adjusted as herein provided, (i) the Corporation shall compute the adjusted Conversion Rate in accordance with Section 5E; and (ii) upon each such adjustment, a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall be provided by the Corporation to all holders of the Convertible Preferred Stock.

5G.          Notice of Certain Corporate Action.

In case:

(i)            the Corporation shall declare a dividend (or any other distribution) on its Common Stock, or shall authorize the granting to all or substantially all of the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights, in any such case that would result in an Extraordinary Dividend pursuant to Section 2B or an adjustment in the Conversion Rate pursuant to Section 5E(viii);

(ii)           of any reclassification of the Common Stock, or of any consolidation, merger or share exchange to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the conveyance, sale, transfer, lease (other than a mere grant of security interest) or other disposition of all or substantially all of the assets of the Corporation;

(iii)          of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

(iv)          of any voluntary increase in the Conversion Rate pursuant to Section 5E(iv); or

(v)           the Corporation shall take any other action requiring adjustment to the Conversion Rate;

then the Corporation shall cause to be provided to all holders of Convertible Preferred Stock, (1) at least ten (10) days prior to the applicable record or effective date hereinafter specified, a notice stating (x) in the case of clause (i) above, the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) in the case of clause (ii) or (iii) above, the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease (other than a mere grant of security interest), dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up, and (z) in the case of clause (v) above, the date on which such other action is expected to become effective, and (2) in the case of clause (iv) above, the increased Conversion Rate and the period during which it will be in effect.  Neither the failure to give such notice or the notice referred to in the following paragraph nor any defect therein shall affect the legality or validity of the proceedings described in clauses (i) through (v) of this Section 5G.

Section 6.       Compliance with Securities Laws; Legends.

(i)            None of the shares of Convertible Preferred Stock nor any Conversion Stock may be offered, sold or otherwise transferred except in compliance with the registration requirements of

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the Securities Act and any other applicable securities laws, or pursuant to an exemption therefrom, and in each case in compliance with the terms of this Certificate and the restrictions set forth in the text of the restrictive legend required to be set forth on the shares of Convertible Preferred Stock and the shares of Conversion Stock pursuant to clause (ii) of this Section 6.  The Corporation shall be entitled to give stop transfer orders to its transfer agent with respect to the shares of Convertible Preferred Stock in order to enforce the foregoing restrictions.

(ii)           Each certificate representing shares of Convertible Preferred Stock and each certificate representing shares of Conversion Stock shall contain a legend substantially to the following effect (in addition to any legends required under applicable securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE DIRECTLY OR INDIRECTLY OFFERED, SOLD, TRANSFERRED, ENCUMBERED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN  APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, INCLUDING RULE 144, SUBJECT TO THE COMPANY’S AND THE TRANSFER AGENT’S RIGHT PRIOR TO ANY SUCH OFFER, SALE, TRANSFER, ENCUMBRANCE, ASSIGNMENT OR OTHER DISPOSITION TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM.

To the extent that the circumstances or provisions requiring the above legend have ceased to be effective, the Corporation will upon request reissue certificates without the legend.

Section 7.               Registration of Transfer.  The Corporation shall keep at its principal office a register for the registration of Convertible Preferred Stock.  Upon the surrender of any certificate representing Convertible Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Convertible Preferred Stock represented by the surrendered certificate.  Each such new certificate shall be registered in such name and shall represent such number of shares of Convertible Preferred Stock as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Convertible Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Convertible Preferred Stock represented by the surrendered certificate.

Section 8.               Replacement.  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Convertible Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Convertible Preferred Stock of such class represented by

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such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Convertible Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

Section 9.               Definitions.

“beneficial ownership” shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City, New York are authorized or required bylaw, regulation or executive order to close.

“Change of Control” means the occurrence of any of the following:

(1)           the acquisition by any Person (including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act) of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Corporation entitling such person to exercise 50% or more of the total voting power of all shares of Voting Stock of the Corporation, other than (a) any such acquisition by the Corporation, any subsidiary of the Corporation or any employee benefit plan of the Corporation or (b) any such acquisition by any holding company which after the occurrence of such acquisition owns 100% of the total voting power of all shares of Voting Stock of the Corporation (so long as no Change of Control would otherwise have occurred in respect of the Voting Stock of such holding company);

(2)           any consolidation of the Corporation with, or merger of the Corporation into, any other Person, any merger of another Person into the Corporation, or any conveyance, sale, transfer, lease (other than a mere grant of security interest) or other disposition of all or substantially all of the assets of the Corporation to another Person, other than (a) any such transaction (x) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of the Corporation and (y) pursuant to which the holders of 50% or more of the total voting power of all shares of the Corporation’s capital stock entitled to vote generally in the election of directors immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after such transaction, (b) any transaction which is effected solely to change the jurisdiction of incorporation of the Corporation and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of common stock of the surviving entity), and (c) any such transaction with a holding company which after the occurrence of such transaction owns 100% of the total voting power of all shares of Voting Stock of the Corporation (so long as no Change of Control would otherwise have occurred in respect of the Voting Stock of such holding company); or

(3)           the first day on which a majority of the members of the Board of Directors of the Corporation are not Continuing Directors.

“Closing Price Per Share” means, with respect to the Common Stock, for any day, (i) the last reported sale price regular way on The New York Stock Exchange or, (ii) if the Common

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Stock is not quoted on The New York Stock Exchange, the last reported sale price regular way per share or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, (iii) if the Common Stock is not quoted on The New York Stock Exchange or listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for that purpose.

“Common Stock” means the Corporation’s common stock, par value $.01 per share.

 “Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Corporation who:  (1)  was a member of such Board of Directors on the date of this Certificate; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

“Conversion Price” means, as of any date of determination, $1,000 divided by the Conversion Rate then in effect.

“Conversion Stock” means Common Stock; provided that if there is a change such that the securities issuable upon conversion of the Convertible Preferred Stock are issued by an entity other than the Corporation or there is a change in the type or class of securities so issuable, then the term “Conversion Stock” shall mean one share of the security issuable upon conversion of the Convertible Preferred if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

“Current Market Price” per share of Common Stock on any date shall be calculated by the Corporation and be the average of the daily Closing Prices Per Share for the five consecutive Trading Days selected by the Corporation commencing not more than ten (10) Trading Days before, and ending not later than the earlier of the day in question and the day before the “ex date” with respect to the issuance or distribution requiring such computation.  For purposes of this paragraph, the term “‘ex date,” when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

 “Issue Date” means the date of issuance of the Convertible Preferred Stock.

 “Junior Securities” means any shares of Common Stock of the Corporation and any shares of Preferred Stock specifically designated as junior to the Convertible Preferred Stock with respect to the payment of dividends and distributions, in the liquidation, dissolution, winding up, or upon any other distribution of the assets of, the Corporation.

“Parity Securities” means any shares of Preferred Stock, including the Series A Perpetual Preferred Stock, or other equity securities of the Corporation that do not by their terms expressly provide that they rank senior to or junior to the Convertible Preferred Stock with respect to the payment of dividends and distributions, in the liquidation, dissolution, winding up, or upon any other distribution of the assets of, the Corporation.

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“Person” means an individual, a partnership, a corporation, a limited liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“redemption date” as to any share of Convertible Preferred Stock means the applicable date specified herein in the case of any redemption; provided that no such date shall be a redemption date unless the applicable redemption price is actually paid in full on such date, and if not so paid in full, the redemption date shall be the date on which such amount is fully paid.

“Stated Value” of any share of Convertible Preferred Stock as of any particular date shall be equal to $1,000. For the avoidance of doubt, no dividend paid on any share of Convertible Preferred Stock shall constitute an offset to or credit against such share’s Stated Value.

“Trading Day” means (i) if the Common Stock is quoted on The New York Stock Exchange or any other system of automated dissemination of quotations of securities prices, days on which trades may be effected through such system, (ii) if the Common Stock is listed or admitted for trading on any national or regional securities exchange, days on which such national or regional securities exchange is open for business, or (iii) if the Common Stock is not listed on a national or regional securities exchange or quoted on The New York Stock Exchange or any other system of automated dissemination of quotation of securities prices, days on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

“Voting Stock” of a Person means capital stock of such Person entitled to vote generally in the elections of directors of such Person.

Section 10.             Amendment and Waiver.  No amendment, modification, alteration, repeal or waiver of any provision of Sections 1 through 9 or this Section 10 shall be binding or effective without the prior written consent of the holders of a majority of the Convertible Preferred Stock outstanding at the time such action is taken.

Section 11.             Notices.  Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder’s address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

[signature page follows]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights, and Qualifications, Limitations and Restrictions Thereof, of Series B Convertible Preferred Stock of IHOP Corp. to be executed by [                ], its [            ], this      day of          200[   ].

IHOP CORP.

By:
Name:
Title:

Exhibit 1

IHOP CORP.

CONVERSION NOTICE

SERIES B CONVERTIBLE PREFERRED STOCK

Reference is made to the Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights, and Qualifications, Limitations and Restrictions Thereof, of Series B Convertible Preferred Stock of IHOP Corp. (the “Certificate of Designations”).  In accordance with and pursuant to the Certificate of Designations, the undersigned hereby irrevocably elects to convert the number of shares of Series B Convertible Preferred Stock, par value $1.00 per share (the “Convertible Preferred Stock”), of IHOP Corp., a Delaware corporation (the “Corporation”), indicated below into shares of Common Stock, par value $.01 per share (the “Common Stock”), of the Corporation, in accordance with the terms of the Certificate of Designations, and directs that the shares of Common Stock issuable and deliverable upon such conversion, together with any check in payment for cash, if any, payable for fractional shares and any shares of Convertible Preferred Stock representing any unconverted shares, be issued and delivered to the registered holder unless a different name has been indicated below.  Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Certificate of Designations.  If shares, or any portion of the shares of Convertible Preferred Stock not converted, are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto.

Dated:

Signature(s)

Signature(s) must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Transfer Agent for the Common Stock, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee

Exhibit 1-1

Fill in the registration of shares of Common Stock, if any, if to be issued, and any portion of the shares of Convertible Preferred Stock not converted, if any, to be delivered, and the person to whom cash and payment for fractional shares is to be made, if to be made, other than to and in the name of the registered holder:

Please print name and address

(Name)

(Street Address)

(City, State and Zip Code)

DTC Account No.
(if shares not converted are to be credited):

Number of shares to be converted
(if less than all):

$

Social Security or Other Taxpayer
Identification Number:

Stock certificate no(s). of shares of Convertible Preferred Stock to be converted:

Exhibit 1-2

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

[attached]

B-1

IHOP CORP.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of [                 ], 200[   ], by and among IHOP Corp., a Delaware corporation (the “Company”), and the persons identified on Schedule A hereto (each, an “Investor” and, collectively, the “Investors”).

WHEREAS the Investors are a party to that Stock Purchase Agreement, dated as of July 15, 2007, among the Investors and the Company (the “Purchase Agreement”), pursuant to which, on the date hereof, the Investors purchased from the Company, for a cash purchase price of $35,000,000, 35,000 shares of Series B Convertible Preferred Stock, par value $1.00 per share, of the Company (the “Convertible Preferred Stock”), which Convertible Preferred Stock is convertible into shares of common stock, par value $.01 per share, of the Company (the “Common Stock”); and

WHEREAS, the Investor and the Company desire to enter into this Agreement to set forth certain registration rights of Investor with respect to such shares of Convertible Preferred Stock and the Common Stock into which such shares of Convertible Preferred Stock may be converted in accordance with the terms thereof.

NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein, the parties mutually agree as follows:

Section 1.                  Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of any Person shall mean any other Person who either directly or indirectly is in control of, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Business Day” shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in The City of New York are authorized by law, regulation or executive order to close.

“Common Stock” shall mean the common stock, par value $.01 per share, of the Company.

“Company Registration” has the meaning set forth in Section 2.2 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

“Holder” shall mean the Investors and each Permitted Transferee of any Investor.  For purposes of this Agreement, the Company may deem the registered holder of a Registrable Security as the Holder thereof.

“Material Development Condition” shall have the meaning set forth in Section 2.4(b) hereof.

“Person” shall mean an individual, partnership, corporation, limited liability company, joint venture, trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

“Permitted Transferee” shall mean a transferee of Registrable Securities.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Registrable Securities” shall mean the shares of Common Stock issuable upon conversion of the shares of Convertible Preferred Stock, in accordance with its terms, held by the Investors as of the date hereof and any other securities issued or issuable with respect to such shares of Common Stock as a result of or in connection with any stock dividend, stock split or reverse stock split, combination, reclassification, merger, consolidation or similar transaction in respect of such shares of Common Stock (“Successor Securities”); provided, that any shares of Common Stock and any Successor Securities held by the Investors or any other Holder shall cease to be Registrable Securities upon the earliest of the following:  (i) a registration statement registering such shares of Common Stock or Successor Securities, as the case may be, under the Securities Act has been declared or becomes effective and such shares of Common Stock or Successor Securities, as the case may be, have been sold or otherwise transferred by the Holder or owner thereof pursuant to such effective registration statement; (ii) such shares of Common Stock or Successor Securities, as the case may be, are sold or otherwise transferred to the public pursuant to Rule 144; or (iii) all such shares of Common Stock or Successor Securities, as the case may be, held by such Holder may be sold in a single transaction without registration in compliance with Rule 144(k) under the Securities Act.

“Registration Expenses” shall have the meaning set forth in Section 2.5 hereof.

“Registration Statement” shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Requesting Securityholder Registration” has the meaning set forth in Section 2.2 hereof.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

 “SEC” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Securities Act” shall mean the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

“Underwritten Offering” shall mean a registered offering in which shares of Common Stock are sold to an underwriter for reoffering to the public.

Section 2.     Registration Rights.

2.1       Demand Registrations.

(a)          Demand.  Upon the written request of Holders owning at least one-third of the Registrable Securities that the Company effect an offering of Registrable Securities on a Registration Statement under the Securities Act and specifying the aggregate number of Registrable Securities to be registered and the intended method of disposition thereof, the Company shall, subject to Section 2.4(b) hereof, use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Investor as soon as practicable; provided, however, that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1(a):

(i)                                    unless the Registrable Securities requested to be included therein constitute at least 50% of the shares of Common Stock into which the Convertible Preferred Stock is convertible on the date of this Agreement;

(ii)                                after the Company has effected one (1) such registration; or

(iii)                            during the period commencing with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company Registration, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; provided, that, if the Company abandons such Company Registration, the Company shall promptly notify the Holders requesting a registration pursuant to this Section 2.1(a).

The Holders requesting a registration pursuant to this Section 2.1(a) may, at any time prior to the effective date of the Registration Statement relating to a registration requested pursuant to this Section 2.1(a), revoke such request by providing a written notice to the Company revoking such request and, if applicable, request withdrawal of any Registration Statement filed with the SEC, and the Company shall use its commercially reasonable efforts to so withdraw such Registration Statement.  A registration requested pursuant to this Section 2.1(a) shall not be deemed to have been effected unless a Registration Statement with respect thereto has become effective and the Registrable Securities registered thereunder for sale are sold thereunder or are not so sold solely by reason of an act or omission by the Investor; provided, however, that if such registration does not become effective after the Company has filed it solely by reason of the Investor’s revocation of its registration request or refusal to proceed (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company), then such registration shall be deemed to have been effected unless the Investor shall have elected to pay all Registration Expenses and any out-of-pocket expenses of any party required to be borne by the Company pursuant hereto.

(b)          Effectiveness of Registration Statement.  Subject to Section 2.4(b), the Company agrees to use its commercially reasonable efforts to (i) cause the Registration Statement relating to any demand registration pursuant to this Section 2.1 to become effective as promptly as practicable following a request for registration under Section 2.1(a), and (ii) thereafter keep such Registration Statement effective continuously for the period specified in the next succeeding paragraph.

Except as provided in the last paragraph of Section 2.1(a) above, a demand registration requested pursuant to this Section 2.1 will not be deemed to have been effected:

(i)                                    unless the Registration Statement relating thereto has become effective under the Securities Act and remained continuously effective (except as otherwise permitted under this Agreement) for a period ending on the earlier of (x) the date which is ninety (90) days after the effective date of such Registration Statement (subject to extension as provided in Sections 2.3(b) and 2.4(b)) and (y) the date on which all Registrable Securities covered by such Registration Statement have been sold and the distribution contemplated thereby has been completed;

(ii)                                if, after it has become effective, such registration is interfered with for any reason by any stop order, injunction or other order or requirement of the SEC or any other governmental authority, or as a result of the initiation of any proceeding for such a stop order by the SEC through no fault of the Holders, and the result of such interference is to prevent the Holders from disposing of such Registrable Securities proposed to be sold in accordance with the intended methods of disposition, or

(iii)                            if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with any Underwritten Offering shall not be satisfied or waived with the consent of the participating Holders, other than as a result of any breach by any Holder or any underwriter of its obligations thereunder or hereunder.

(c)          Inclusion of Other Securities; Cutback.  The Company, and any other holder of the Company’s securities who has registration rights, may include its securities in any demand registration effected pursuant to this Section 2.1 on a basis no less favorable to the Holders than that of any other holder of the Common Stock of the Company who has registration rights; provided, however, that if the managing underwriter of a proposed Underwritten Offering contemplated thereby advises the Holders in writing that the total amount or kind of securities to be included in such proposed public offering exceeds the number or is not of a type that can be sold in such offering within a price range acceptable to the Holders, then the amount or kind of securities offered for the account of the following groups of holders shall be reduced pro rata among members of such group in accordance with such managing underwriter’s recommendation in the following order of priority (with the securities to be reduced first listed first): (i) securities other than Registrable Securities; (ii) securities offered by the Company; and (iii) Registrable Securities; and provided, further, that no Registrable Securities shall be reduced until all securities other than Registrable Securities and securities offered by the Company are entirely excluded from the underwriting.

2.2       Piggyback Registration.

If the Company at any time proposes to file a registration statement with respect to any of its equity securities, whether for its own account (other than a registration statement on Form S-4 or S-8 (or any successor or substantially similar form), or in connection with (A) an employee stock option, stock purchase or compensation plan or securities issued or issuable pursuant to any such plan, or (B) a dividend reinvestment plan) (any of the foregoing, a “Company Registration”), or for the account of a holder of securities of the Company pursuant to demand registration rights granted by the Company (a “Requesting Securityholder” and, such registration, a “Requesting Securityholder Registration”), then the Company shall in each case give written notice of such proposed filing to all Holders of Registrable Securities at least twenty (20) days before the anticipated filing date of any such registration statement by the Company, and such notice shall offer to all Holders the opportunity to have any or all of the Registrable Securities held by such Holders included in such registration statement.

Each Holder of Registrable Securities desiring to have its Registrable Securities registered under this Section 2.2 shall so advise the Company in writing within ten (10) days after the date of receipt of such notice (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Company shall include in such Registration Statement all such Registrable Securities so requested to be included therein.  If the Registration Statement relates to an Underwritten Offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriter, as provided herein.  Any Holder shall have the right to withdraw a request to include its Registrable Securities in any public offering pursuant to this Section 2.2 by giving written notice to the Company of its election to withdraw such request at least ten (10) Business Days prior to the effective date of such Registration Statement.  Notwithstanding the foregoing, if the managing underwriter of any such proposed public offering advises the Company in writing that the total amount or kind of securities which the Holders of Registrable Securities, the Company and any other persons or entities intended to be included in such proposed public offering is sufficiently large or of a type which such managing underwriter believes would adversely affect the success of such proposed public offering, then the amount or kind of securities offered for the account of the following groups of holders shall be reduced pro rata among members of such group in accordance with such managing underwriter’s recommendation in the following order of priority: (i) if a registration under this Section 2.2 is a Company Registration, then the order of priority shall be (with the securities to be reduced first listed first) (A) subject to the provisions of Section 2.8 hereof, Registrable Securities and securities other than Registrable Securities, on a pro rata basis, and (B) securities offered by the Company; (ii) if a registration under this Section 2.2 is a Requesting Securityholder Registration (and the Requesting Securityholder is not a Holder), then the order of priority shall be (with the securities to be reduced first listed first) (A) Registrable Securities (other than securities of the Requesting Securityholder), (B) securities offered by the Company and (C) securities of the Requesting Securityholder; and (iii) if a registration under this Section 2.2 is a Requesting Securityholder Registration made pursuant to Section 2.1 hereof, then the order of priority shall be as set forth in Section 2.1(c).  Anything to the contrary in this Agreement notwithstanding, the Company may withdraw or postpone a Registration Statement referred to in this Section 2.2 at any time before it becomes effective or withdraw, postpone or terminate the offering after it becomes effective, without obligation to any Holder of Registrable Securities, unless such registration statement was filed pursuant to Section 2.1 hereof.

2.3       Registration Procedures.

(a)          General.  In connection with the Company’s registration obligations, pursuant to Section 2.1 and 2.2 hereof, at its expense, except as provided in Section 2.6, the Company will, as expeditiously as possible:

(i)                                    prepare and file with the SEC a Registration Statement with respect to such Registrable Securities as described in Sections 2.1 and 2.2 on a form permitted by Section 2.1 or 2.2 and available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof or such amendments and post-effective amendments to an existing Registration Statement as may be necessary to keep such Registration Statement effective for the time periods set forth in Section 2.1(b) (if applicable); provided that no Registration Statement shall be required to remain in effect after all Registrable Securities covered by such Registration Statement have been sold and distributed as contemplated by such Registration Statement;

(ii)                                take such reasonable action as may be necessary so that:  (1) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (2) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (3) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not, as of such date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iii)                            notify the selling Holders of Registrable Securities and the managing underwriters, if any, promptly and, if requested by the Holders, confirm such notice in writing (1) when a new Registration Statement, Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any new Registration Statement or post-effective amendment, when it has become effective, (2) of any request by the SEC for amendments or supplements to any Registration Statement or Prospectus or for additional information, (3) of the issuance by the SEC of any comments with respect to any filing and of the Company’s responses thereto, (4) of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (5) of any suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement of a material fact made in any Registration Statement, Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in any Registration Statement, Prospectus or any document incorporated therein by reference in order to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading (which notice shall be accompanied by an instruction to suspend the use of the Prospectus relating to such Registrable Securities until the requisite changes have been made);

(iv)                               furnish to each selling Holder of Registrable Securities prior to the filing thereof with the SEC, a copy of any Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and afford such Holder, the managing underwriter and their respective counsel a reasonable opportunity within a reasonable period to review and comment on copies of all such documents (including a reasonable opportunity to review copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed;

(v)                                   furnish to each selling Holder of Registrable Securities, without charge, as many conformed copies as may reasonably be requested, of the then effective Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(vi)                               deliver to each selling Holder of Registrable Securities, without charge, as many copies of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Persons may reasonably request in order to permit the offering and sale of the shares of such Registrable Securities to be offered and sold, and the Company consents (except during a suspension period permitted by this Agreement) to the use of the Prospectus or any amendment or supplement thereto by the selling Holder in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto in accordance with the terms hereof;

(vii)                           use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement relating to such Registrable Securities;

(viii)                       prior to the offering of Registrable Securities pursuant to any Registration Statement, use commercially reasonable efforts to register or qualify or cooperate with the selling Holders of Registrable Securities and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder of Registrable Securities or underwriter reasonably requests in writing and to keep such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to do all other acts or things reasonably necessary or advisable to enable the disposition in such distributions of the securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to (1) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, but for this paragraph (viii), (2) subject itself to general taxation in any such jurisdiction or (3) file a general consent to service of process in any such jurisdiction;

(ix)                              cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery to the selling Holders or the managing underwriters, at the Company’s expense, of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the selling Holders or managing underwriters, if any, may request at least two Business Days prior to any sale of Registrable Securities to any underwriters and instruct the transfer agent and registrar of the Registrable Securities to release any stop transfer orders with respect to the Registrable Securities;

(x)                                  cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange (or quotation system operated by a national securities association) on which identical securities issued by the Company are then listed  on or prior to the effective date of any Registration Statement and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form;

(xi)                              provide the Holders, the transfer agent and registrar a CUSIP number for the Registrable Securities no later than the effective date of such Registration Statement;

(xii)                          use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC relating to such registration and the distribution of the securities being offered and make generally available to its securities holders, as soon as reasonably practicable, earnings statements satisfying the provisions of Section 11(a) of the Securities Act;

(xiii)                      cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.;

(xiv)                         if requested, include or incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement, such information as the managing underwriters administering an Underwritten Offering of the Registrable Securities registered thereunder reasonably request to be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after they are notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment;

(xv)                             upon the occurrence of any event contemplated by clauses (4), (5) or (6) of Section 2.3(a)(iii) above, as soon as reasonably practicable prepare a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(xvi)                         subject to the proviso in paragraph (viii) above, cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities (other than as may be required by the governmental agencies or authorities of any foreign jurisdiction and other than as may be required by a law applicable to a selling Holder by reason of its own activities or business other than the sale of Registrable Securities);

(xvii)                     if such offering is an Underwritten Offering, enter into an underwriting agreement with an investment banking firm selected in accordance with Section 2.3(c) of this Agreement containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary underwritten distributions and take all such other actions as are reasonably requested by the managing underwriters for such underwritten offering in order to facilitate the registration or the disposition of such Registrable Securities, including delivery of customary accountants comfort letters and legal opinions;

(xviii)                 if such offering is an Underwritten Offering, (a) make reasonably available for inspection by each selling Holder of Registrable Securities and any managing or lead underwriter in such Underwritten Offering, and any attorney, accountant or other agent retained by such selling Holder or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall be reasonably necessary to enable them to conduct a “reasonable” investigation for purposes of Section 11(a) of the Securities Act; (b) cause the Company’s officers, directors and employees to make reasonably available for inspection all relevant information reasonably requested by the selling Holder or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement, in each case, as is customary for similar due diligence examinations; provided that any information that is designated by the Company as confidential at the time of delivery of such information shall be kept confidential by the selling Holder, such underwriter, or any such, attorney, accountant or agent, unless such disclosure is required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and (c) deliver such documents and certificates as may be reasonably requested by the selling Holder and the managing underwriters, if any, including customary opinions of counsel and “cold comfort” letters as may be reasonably required pursuant to the underwriting agreement relating thereto;

(xix)                        in connection with an Underwritten Offering requested pursuant to Section 2.1, the Company will participate, to the extent reasonably requested by the managing underwriter for the offering or the Holders participating therein, in customary efforts to sell the securities under the offering, including, without limitation, participating in “road shows” or other investor meetings, and the Company shall secure the reasonable participation of its senior management for such purposes; and

(xx)                            use its commercially reasonable efforts to take all other reasonable steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Registration Statement contemplated hereby.

The Company may require each seller of Registrable Securities, prior to inclusion of its Registrable Securities in a Registration Statement as to which any registration is being effected, to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request and as shall be required in connection with any registration referred to herein.  No Holder may include Registrable Securities in any Registration Statement pursuant to this Agreement unless and until such Holder has furnished to the Company such information.  Each Holder further agrees to furnish as soon as reasonably practicable to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

(b)          Each Holder of Registrable Securities agrees that, upon receipt of any written notice from the Company of the happening of any event of the kind described in clause (4), (5) or (6) of Section 2.3(a)(iii) or in Section 2.4(b), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the then current Prospectus until (1) such Holder is advised in writing by the Company that a new Registration Statement covering the offer of Registrable Securities has become effective under the Securities Act or (2) such Holder receives copies of a supplemented or amended Prospectus contemplated by this Section 2.3(b), or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed.  If the Company shall have given any such notice during a period when a demand registration is in effect, the Company shall extend the period described in Section 2.1(b)(i) (as applicable) by the number of days during which any such disposition of Registrable Securities is discontinued pursuant to this paragraph, if so directed by the Company, on the happening of such event, the Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(c)          Selection of Underwriters.  With respect to any Underwritten Offering, the Company shall be entitled to select the managing underwriter; provided, that if the Underwritten Offering is undertaken pursuant to Section 2.1 hereof, such managing underwriter shall be selected by the Holders of a majority of the Registrable Securities included in such registration, subject to approval of the Company, which approval shall not be unreasonably withheld.

2.4       Other Agreements.

(a)          “Market Stand-Off” Election.  In the case of any Underwritten Offering, upon the request of the managing underwriter, each Holder agrees not to effect any public sale or distribution of Registrable Securities, except as part of such underwritten registration pursuant to the terms hereof, during the period beginning fifteen (15) days prior to the closing date of such underwritten offering and during the period ending ninety (90) days after such closing date (or such longer period, not to exceed 180 days, as may be reasonably requested by the Company or by the managing underwriter or underwriters).

(b)          Material Development Condition.  With respect to any Registration Statement filed or to be filed pursuant to Section 2.1, if the Company determines, in its good faith judgment, that (i) it would (because of the existence of, or in anticipation of, a material acquisition or corporate reorganization or other transaction, financing activity, stock repurchase or development involving the Company or any subsidiary, or the unavailability of any required financial statements, or any other event or condition of similar significance to the Company or any subsidiary) be seriously detrimental to the Company or any subsidiary or its stockholders for such a Registration Statement to become effective or to be maintained effective or for sales of Registrable Securities to continue pursuant to the Registration Statement, or (ii) the filing or maintaining effectiveness of a Registration Statement would require disclosure of material information that the Company has a valid business purpose of retaining as confidential (each, a “Material Development Condition”), the Company shall, notwithstanding any other provisions of this Agreement, be entitled, upon the giving of a written notice (a “Delay Notice”) to such effect, signed by the Chief Executive Officer, President or any Vice President of the Company, to any Holder of Registrable Securities included or to be included in such Registration Statement, (A) to cause sales of Registrable Securities by such Holder pursuant to such Registration Statement to cease, (B) to delay actions to bring about the effectiveness of such Registration Statement and sales thereunder or, upon the written advice of counsel, cause such Registration Statement to be withdrawn and the effectiveness of such Registration

Statement terminated, or (C) in the event no such Registration Statement has yet been filed, to delay filing any such Registration Statement, until, in the good faith judgment of the Company, such Material Development Condition no longer exists (notice of which the Company shall promptly deliver to any Holder of Registrable Securities with respect to which any such Registration Statement has been filed).

Notwithstanding the foregoing provisions of this paragraph (b):

(1)                                the Company shall not be entitled to cause sales of Registrable Securities to cease or to delay any registration of Registrable Securities required pursuant to Section 2.1 by reason of any existing or anticipated Material Development Condition for a period of more than sixty (60) consecutive days; provided, that the Company shall not be entitled to exercise any such right more than two times in any calendar year or less than 30 days from the prior such suspension period; and provided further, that such exercise shall not prevent the Holders from being entitled to at least 240 days of effective registration per calendar year;

(2)                                in the event a Registration Statement is filed and subsequently withdrawn by reason of any existing or anticipated Material Development Condition as hereinbefore provided, the Company shall cause a new Registration Statement covering the Registrable Securities to be filed with the SEC as soon as reasonably practicable after the occurrence of the earlier of  (i) the expiration of such Material Development Condition and (ii) the expiration of the period set forth in clause (1) above, and the registration period for such new registration statement shall be the number of days that remained in the required registration period with respect to the withdrawn Registration Statement at the time it was withdrawn; and

(3)                                in the event the Company elects not to withdraw or terminate the effectiveness of any such Registration Statement but to cause a Holder or Holders to refrain from selling Registrable Securities pursuant to such Registration Statement for any period during the required registration period, such required registration period with respect to such Holders shall be extended by the number of days during such required registration period that such Holders are required to refrain from selling Registrable Securities.

2.5       Registration Expenses.  All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, listing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), fees of the National Association of Securities Dealers, transfer and registration fees of transfer agents and registrars, printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants (including expenses of any special audit or accounting review), securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with any registration hereunder, reasonable fees and expenses, not to exceed $50,000 per registration hereunder, of one counsel for the Holders (and any necessary local counsel), and fees and expenses of other Persons retained by the Company (all such expenses being referred to as “Registration Expenses”), shall be borne by the Company; provided, that Registration Expenses shall not include out-of-pocket expenses incurred by the Holders (except as specifically provided above in this Section 2.5) and underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities, which shall be paid by the Holders pro rata on the basis of the number of shares of Common Stock registered on their behalf.

2.6       Indemnification.

(a)          Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, each Holder of Registrable Securities included in a Registration Statement, its officers, directors, employees, partners, principals, equityholders, managed or advised accounts, advisors and agents, and each Person who controls such Holder (within the meaning of the Securities Act) and, unless indemnification of such Persons is otherwise provided for in the applicable underwriting agreement, each underwriter, its partners, members, directors and officers and each person, if any, who controls such Underwriter (within the meaning of the Securities Act) (individually, an “Indemnified Person”), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses and including expenses incurred and amounts paid in settlement of any litigation, commenced or threatened) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact in, or any omission (or alleged omission) of a material fact required to be stated in, such Registration Statement or Prospectus or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, as such expenses are incurred, except insofar as the same are caused by or contained in any information furnished in writing to the Company by any Indemnified Person expressly for use therein.

(b)          Indemnification by Holders of Registrable Securities.  In connection with any Registration Statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, severally but not jointly with any other Holder, but without duplication, the Company, its officers, directors, shareholders, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses and including expenses incurred and amounts paid in settlement of any litigation, commenced or threatened) arising out of or based upon any untrue statement (or alleged untrue statement) of material fact in, or any omission (or alleged omission) of a material fact required to be stated in, the Registration Statement or Prospectus or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, as such expenses are incurred, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder to the Company specifically for inclusion therein.  In no event shall any participating Holder be liable for any amount in excess of the proceeds (net of payment of all expenses (excluding underwriting discounts and commissions paid or payable by such Holder)) received by such Holder from the Registrable Securities offered and sold by such Holder pursuant to such Registration Statement.

(c)          Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel of such indemnifying party’s choice; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified Person unless (A) the indemnifying party shall have agreed in writing to pay them, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party in a timely manner or (C) the named parties to an action, claim or proceeding (including any impleaded parties) include any indemnified party and the indemnifying party or any of its Affiliates and in the reasonable judgment of any such Person, based upon advice of its counsel, (1) a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person) or (2) there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party; provided, that such counsel only be hired to the extent necessary for such defense or defenses; and provided, further, that the indemnifying party shall be responsible to pay the fees and expenses of only one law firm plus one local counsel in each necessary jurisdiction pursuant to these clauses (A), (B) and (C).  The indemnifying party will not be subject to any liability for any settlement made without its written consent (which consent shall not be unreasonably withheld).  No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel (plus one local counsel if required in a specific instance) for all parties indemnified by such indemnifying party with respect to such claim.  The failure by an indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 2.6, except to the extent the failure to give such notice is materially prejudicial to the indemnifying party’s ability to defend such action.

(d)          Contribution.  If for any reason the indemnification provided for in Section 2.6(a) or Section 2.6(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 2.6(a) and Section 2.6(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the indemnifying party or parties on the one hand or the indemnified party on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.  The amount paid or payable by a party as a result of any losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Section 2.6(a) or Section 2.6(b) were available to such party.  In no event shall any participating Holder be liable for any amount in excess of the proceeds (net of payment of all expenses (excluding underwriting discounts and commissions paid or payable by such Holder)) received by such Holder from the Registrable Securities offered and sold by such Holder pursuant to such Registration Statement.

(e)          Remedies Cumulative.  The indemnity, contribution and expense reimbursement obligations under this Section 2.6 shall be in addition to any liability each indemnifying person may otherwise have and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

2.7       Participation in Underwritten Registrations.  No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s Registrable Securities on the basis provided in any underwriting arrangements related thereto and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.  Nothing in this Section 2.7 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

2.8       Subsequent Registration Rights.  The Company shall not modify or amend any existing agreement providing for registration rights in a manner that would adversely affect the rights of the Holders hereunder.   In addition, the Company shall not grant any Person any registration rights with respect to shares of Common Stock other than registration rights that expressly permit the Holders to participate in the registration pro rata with the Person being granted registration rights based on the number of shares requested to be included (and on a basis no less favorable to the Holders than that of the Person being granted registration rights).  Notwithstanding anything herein to the contrary, the Company may grant registration rights with respect to shares of Common Stock issued in connection with an acquisition of stock or assets of another company so long as the registration rights would not be in conflict with or inconsistent with the rights of the Holders hereunder in any material respect.

2.9       Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the restricted securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a)          make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act;

(b)          file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become and remains subject to such reporting requirements; and

(c)          so long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 of the Securities Act and the Exchange Act (at any time after it has become and remains subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself to any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

Section 3.                  Miscellaneous.

3.1       Notices.  All notices and other communications hereunder shall be in writing and shall be deemed sufficiently given and served for all purposes (a) when personally delivered or given by machine-confirmed facsimile, (b) one business day after a writing is delivered to a national overnight courier service or (c) three business days after a writing is deposited in the United States mail, first class postage or other charges prepaid and registered, return receipt requested, in each case, addressed as follows (or at such other address for a party as shall be specified by like notice):

(i)                                    in the case of the Company, to:

IHOP Corp.
450 North Brand Boulevard
Glendale, California 91203-2306
Attention:  General Counsel
Facsimile No.:  (818) 637-3131

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Attn:  Rodrigo A. Guerra, Esq.
Facsimile No.:  (213) 621-5217

(ii)                                in the case of a Holder, to the address set forth opposite such Holder’s name, on Schedule A hereto,

with a copy to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center, Suite 32-106
New York, New York  10281
Attention:  Dennis J. Block, Esq.
Facsimile No:  (212) 504-5557

3.2       Amendment and Waiver.  This Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may not be given, unless (a) with respect to a particular offering under Section 2, the Company has obtained the written consent of Holders of a majority of the Registrable Securities included in such offering as are then outstanding as determined by the Company, and (b) in any other event, the Company has obtained the written consent of Holders of a majority of the Registrable Securities then outstanding as determined by the Company.  Whenever the consent or approval of Holders of a specified number of Registrable Securities is required hereunder, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was given by the Holders of such required number.

3.3       Successors and Assigns.  This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.  Notwithstanding the foregoing, the rights and obligations of the Company and the Holders under this Agreement shall not be assigned or delegated without the prior written consent of the other; provided, however, that if any Holder or any Permitted Transferee (collectively, the “Transferor”) sells or otherwise transfers any of its Registrable Securities to another Holder, such Transferor may assign (in whole or in part) its rights under this Agreement to such Holder; provided, however, (i) the Transferor shall, at least five (5) days prior to such Transfer, furnish to the Company written notice of the name and address of such proposed Holder and a description (including amount) of the securities with respect to which such rights are being assigned and (ii) such transferee Holder shall assume in writing, concurrently with such transfer, the obligations of the Transferor under this Agreement and shall be added to Schedule A hereto; and provided further that no such assignment shall relieve the Investor or the Transferor of any of its obligations under this Agreement.  Any attempted or purported assignment that does not comply with this Section 3.3 shall be null and void and shall be of no effect.

3.4       Interpretation.  When a reference is made in this Agreement to Sections, paragraphs or clauses, such reference shall be to a Section, paragraph or clause of this Agreement unless otherwise indicated.  The words “include,” “includes,” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against any party.  The phrases

“the date of this Agreement,” “the date hereof,” and terms of similar import, unless the context otherwise requires, shall be deemed to refer to [          ], 200[  ].  The words “hereof,” “herein,” “herewith,”  “hereby” and “hereunder” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

3.5       Further Assurances.  Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

3.6       No Third-Party Beneficiaries.  No person or entity not a party to this Agreement shall be deemed to be a third-party beneficiary hereunder or entitled to any rights hereunder. All representations, warranties or agreements of the Holders contained in this Agreement shall inure to the benefit of the Company.

3.7       Entire Agreement.  This Agreement and all other documents required to be delivered pursuant hereto constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior documents, agreements and understandings, both written and verbal, among the parties with respect to the subject matter hereof and the transactions contemplated hereby.

3.8       Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, then, if possible, such illegal, invalid or unenforceable provision will be modified to such extent as is necessary to comply with such present or future laws and such modification shall not affect any other provision hereof; provided that if such provision may not be so modified such illegality, invalidity or unenforceability will not affect any other provision, but this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

3.9       GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

3.10                        Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the other parties, it being understood that all parties need not sign the same counterpart.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

IHOP CORP.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

INVESTORS:

CHILTON INVESTMENT PARTNERS, L.P.

By:	Chilton Investment Company, LLC,
as general partner

By:
Name:
Title:

CHILTON QP INVESTMENT PARTNERS, L.P.

By:	Chilton Investment Company, LLC,
as general partner

By:
Name:
Title:

CHILTON INTERNATIONAL, L.P.

By:	Chilton Investment Company, LLC,
as general partner

By:
Name:
Title:

CHILTON STRATEGIC VALUE PARTNERS, L.P.

By:	Chilton Investment Company, LLC,
as general partner

By:
Name:
Title:

CHILTON OPPORTUNITY TRUST, L.P.

By:	Chilton Investment Company, LLC,
as general partner

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

CHILTON GLOBAL PARTNERS, L.P.

By:	Chilton Investment Company, LLC,
as general partner

By:
Name:
Title:

CHILTON OPPORTUNITY INTERNATIONAL, L.P.

By:	Chilton Investment Company, LLC,
as general partner

By:
Name:
Title:

BIRCHWOOD INVESTMENTS LTD. LLC

By:
Name:
Title:

KRISTIN RESNANSKY

RACHEL S. OBENSHAIN

[Signature Page to Registration Rights Agreement]

SCHEDULE A

SCHEDULE OF PURCHASERS

Name of Purchaser	Address of Purchaser	Number of Shares of Convertible Preferred Stock Purchased pursuant to the Purchase Agreement
Chilton Investment Partners, L.P.
Chilton QP Investment Partners, L.P.
Chilton International, L.P.
Chilton Strategic Value Partners, L.P.
Chilton Opportunity Trust, L.P.
Chilton Global Partners, L.P.
Chilton Opportunity International, L.P.
Kristin Resnansky
Rachel S. Obenshain
Total Shares		35,000

Schedule A-1